UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07811

Exact name of registrant as specified in charter:	Prudential Jennison Mid-Cap Growth Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2011

Date of reporting period:	8/31/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON

MID-CAP GROWTH FUND, INC.

ANNUAL REPORT • AUGUST 31, 2011

Fund Type

Mid-cap stock

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 14, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Mid-Cap Growth Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Mid-Cap Growth Fund, Inc.

Prudential Jennison Mid-Cap Growth Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.09%; Class B, 1.79%; Class C, 1.79%; Class L, 1.29%; Class M, 1.79%; Class Q, 0.61%; Class R, 1.54%; Class X, 1.79%; Class Z, 0.79%. Net operating expenses: Class A, 1.09%; Class B, 1.79%; Class C, 1.79%; Class L, 1.29%; Class M, 1.79%; Class Q, 0.61%; Class R, 1.29%; Class X, 1.79%; Class Z, 0.79%, after contractual reduction for Class R through 12/31/2012.

Cumulative Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	22.99%	33.37%	84.70%	—
Class B	22.12	28.74	71.65	—
Class C	22.12	28.74	71.65	—
Class L	22.79	32.09	N/A	34.57% (6/12/06)
Class M	22.14	28.77	N/A	30.91 (6/12/06)
Class Q	N/A	N/A	N/A	–1.49 (1/18/11)
Class R	22.74	32.00	N/A	59.21 (6/3/05)
Class X	22.16	29.11	N/A	31.39 (6/12/06)
Class Z	23.34	35.29	89.50	—
Russell Midcap® Growth Index	25.61	23.32	77.45	—
Russell Midcap Index	21.28	15.86	99.62	—
Lipper Mid-Cap Growth Funds Avg.	23.80	22.87	64.44	—
Lipper Multi-Cap Growth Funds Avg.	21.00	17.60	44.13	—

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Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.32%	2.61%	6.74%	—
Class B	–3.42	2.87	6.57	—
Class C	0.58	3.05	6.57	—
Class L	–3.79	2.35	N/A	2.95% (6/12/06)
Class M	–4.42	2.69	N/A	3.24 (6/12/06)
Class Q	N/A	N/A	N/A	N/A (1/18/11)
Class R	2.13	3.57	N/A	6.23 (6/3/05)
Class X	–4.42	2.57	N/A	3.31 (6/12/06)
Class Z	2.58	4.09	7.63	—
Russell Midcap® Growth Index	0.80	1.64	6.70	—
Russell Midcap Index	–0.88	0.56	7.45	—
Lipper Mid-Cap Growth Funds Avg.	–0.76	1.59	5.27	—
Lipper Multi-Cap Growth Funds Avg.	–1.05	0.73	4.11	—

Average Annual Total Returns (With Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	16.23%	4.74%	5.73%	—
Class B	17.12	5.02	5.55	—
Class C	21.12	5.18	5.55	—
Class L	15.73	4.48	N/A	4.66% (6/12/06)
Class M	16.14	4.86	N/A	4.98 (6/12/06)
Class Q	N/A	N/A	N/A	N/A (1/18/11)
Class R	22.74	5.71	N/A	7.73 (6/3/05)
Class X	16.16	4.75	N/A	5.06 (6/12/06)
Class Z	23.34	6.23	6.60	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	22.99%	5.93%	6.33%	—
Class B	22.12	5.18	5.55	—
Class C	22.12	5.18	5.55	—
Class L	22.79	5.72	N/A	5.85% (6/12/06)
Class M	22.14	5.19	N/A	5.29 (6/12/06)
Class Q	N/A	N/A	N/A	N/A (1/18/11)
Class R	22.74	5.71	N/A	7.73 (6/3/05)
Class X	22.16	5.24	N/A	5.37 (6/12/06)
Class Z	23.34	6.23	6.60	—

Prudential Jennison Mid-Cap Growth Fund, Inc.	3

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Mid-Cap Growth Fund, Inc. (Class A shares) with a similar investment in the Russell Midcap Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2001) and the account values at the end of the current fiscal year (August 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class Q, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 years of returns. The Since Inception returns for the Russell Midcap Growth Index, Russell Midcap Index, Lipper Multi-Cap Growth Funds Average (Lipper Average), and the Lipper Mid-Cap Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of

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$1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund, and from Class Z to Class A or Class Q shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M and Class X shares are not subject to a front-end sales charge, but are subject to a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year after purchase, 2% in the sixth and seventh years after purchase, 1% in the eighth year and 0% in the ninth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years and 10 years after purchase, respectively. Class R shares are not subject to a front-end sales charge but are subject to a 12b-1 fee of up to 0.75%. Class Q and Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell Midcap Growth Index

The Russell Midcap Growth Index is an unmanaged index which is a market value-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Growth Index Closest Month-End to Inception cumulative total returns as of 8/31/11 are 21.14% for Class L, Class M, and Class X; –3.63% for Class Q; and 40.06% for Class R. Russell Midcap Growth Index Closest Month-End to Inception average annual total returns as of 9/30/11 are 1.62% for Class L, Class M, and Class X; and 3.71% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Russell Midcap Index

The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Russell Midcap Index Closest Month-End to Inception cumulative total returns as of 8/31/11 are 16.34% for Class L, Class M, and Class X; –5.02% for Class Q; and 35.62% for Class R. Russell Midcap Index Closest Month-End to Inception average annual total returns as of 9/30/11 are 0.94% for Class L, Class M, and Class X; and 3.26% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Mid-Cap Growth Funds Average

The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Mid-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index. Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/11 are 18.54% for Class L, Class M, and Class X; –4.52% for Class Q; and 37.76% for Class R. Lipper Average Closest Month-End to

Prudential Jennison Mid-Cap Growth Fund, Inc.	5

Your Fund’s Performance (continued)

Inception average annual total returns as of 9/30/11 are 1.13% for Class L, Class M, and Class X; and 3.33% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Multi-Cap Growth Funds Average

The Lipper Multi-Cap Growth Funds Average (Lipper Average) are Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any on market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/11 are 16.04% for Class L, Class M, and Class X; –4.68% for Class Q; and 32.02% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/11 are 0.86% for Class L, Class M, and Class X; and 2.80% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The Russell Midcap Growth Index and Russell Midcap Index do not bear sales charges, operating expenses of a mutual fund, or deductions for taxes. Returns for these indexes would be lower if they were subject to these deductions. Returns for the Lipper Averages reflect the deduction of mutual fund operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/11
Crown Castle International Corp., Wireless Telecommunication Services	2.3%
NII Holdings, Inc., Wireless Telecommunication Services	2.3
Dollar Tree, Inc., Multiline Retail	2.2
Check Point Software Technologies Ltd., Software	2.1
American Tower Corp. (Class A Stock), Wireless Telecommunication Services	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/11
Specialty Retail	7.0%
Wireless Telecommunication Services	6.6
Oil, Gas & Consumable Fuels	6.5
Software	6.2
Healthcare Providers & Services	5.7

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Mid-Cap Growth Fund’s Class A shares rose 22.99% in the 12 months ended August 31, 2011, underperforming the 25.61% gain of the Russell Midcap Growth Index (the Index) and the 23.80% gain of the Lipper Midcap Growth Funds Average.1

•

Every sector in the Index advanced, with the largest gains in consumer discretionary, energy, consumer staples, and materials. Every sector in the Fund rose as well, led by exceptional returns in the consumer staples and discretionary sectors, healthcare, and industrials.

•

The Fund’s underperformance relative to the Index was largely due to adverse security selection in energy companies. An underweight position and stock picking also hindered performance in the consumer discretionary sector relative to the Index.

•	Stock selection in healthcare and information technology had a positive impact on the Fund’s return.

How is the Fund managed?

The Fund seeks long-term capital appreciation by investing in the stocks of attractively priced midsize companies that Jennison believes can generate above-average earnings growth. The manager looks for small and medium-sized companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile and/or superior management, in Jennison’s view. A key criterion is to find companies at a crossroads between rapid, early-stage growth and a more mature, seasoned level of performance. The investment team uses an approach based on internally generated fundamental research.

What was the investment environment like for U.S. stocks?

The stock market rallied during the first half of the reporting period, but gave up some of its gains in the second half.

•

Solid corporate earnings and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Strong commodity prices earlier in the period reflected continued demand in developing economies, which were the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by the sovereign debt crisis in

1 Prudential Investments believes the Lipper Mid-Cap Growth Funds Average is a more appropriate peer group for the Fund than the Lipper Multi-Cap Growth Funds Average, which is the Fund’s official peer group.

Prudential Jennison Mid-Cap Growth Fund, Inc.	7

Strategy and Performance Overview (continued)

Europe, political turmoil across much of the Middle East, and a devastating earthquake and tsunami in Japan. China attempted to control inflation by slowing growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightened labor rates. Together, these factors drove stock prices lower in the second half of the reporting period.

•

Stock prices were also pressured late in the period by the possibility that the U.S. government could default on its debt or see its credit rating downgraded. Leaders in Washington finally agreed on the August 2, 2011 deadline to raise the federal government’s borrowing limit to avoid defaulting. Nevertheless, Standard & Poor’s still lowered for the first time the long-term debt rating of the United States to AA+ from AAA. Concerns that global growth was losing momentum also took a toll on stocks.

Which holdings made the largest positive contributions to the Fund’s return?

Each of the Fund’s top individual performers was from a different sector.

•

Consumer discretionary position Dollar Tree led performance results. Dollar Tree operates discount stores in the U.S. and Canada and has reported two consecutive quarters of above consensus earnings, boosted by market share gains, growth in its store base, and improving profit margins through strong execution. Jennison believes that continued store growth of 7.0%-8.0% should enable the company to outperform, particularly in a weak economic environment, as consumers tend toward cheaper goods.

•

Information Technology firm Check Point Software Technologies was another of the Fund’s leading contributors. Shares of the company, which develops and markets information technology security products and services, climbed steadily during the fiscal year as the company continued to increase revenue. Management is optimistic for the remainder of 2011, based on the company’s strong deal pipeline. Jennison continues to have high conviction in the investment, believing that it is well positioned as its proprietary technology continues to gain traction in an expanding industry.

•

In the Industrials sector, Iron Mountain is a holding that provides information protection and storage services to a diverse customer base that includes corporations and government organizations. The company posted strong gains for the fiscal year, after being a significant detractor in the previous year. It moved forward with plans to re-focus the company on improving international margins and returning significant capital to shareholders over the next three years. Jennison continues to like the company for its strong free cash flow generation and expects it to deliver solid long-term revenue and earnings growth.

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•

Healthcare pharmaceutical company Perrigo manufactures generic over-the-counter store brand drugs. Perrigo benefited from steady sales and earnings growth as strapped consumers gravitate toward less expensive store-brand products. Their core business remains strong, driven by new product introductions in their consumer health segment. Jennison believes that the company can still grow.

•

Consumer products company Church and Dwight profited from cost reduction programs and growth in sales. It has seen share gains in the majority of its power brands, and Jennison believes that the company is well positioned in the current environment. It is also executing consistently on its long-term strategy to aggressively spend to match competitors and protect market share. Management at Church and Dwight has consistently focused on cost savings initiatives, distribution adjustments, and investments in manufacturing efficiencies, which are encouraging signs for future growth.

Which holdings detracted most from the Fund’s return?

Information Technology holdings Adobe Systems and Atmel Corp were key detractors from performance.

•

Software company Adobe Systems declined sharply after issuing disappointing guidance for its fiscal fourth quarter. The lackluster projections prompted several Wall Street analysts to reduce their earnings estimates and cut their ratings on the stock. Adobe’s updated Creative Suite software package, CS5, managed only modest consecutive quarterly revenue growth, and future growth expectations moderated largely due to weakness in the education and Japanese markets. Jennsion had thought that CS5 sales would be spurred by pent-up demand from existing customers, as many skipped the CS4 upgrade and currently use software that is three to five years old. The position was eliminated from the Fund due to what Jennison saw as its limited growth potential.

•

Atmel, a producer of semiconductor integrated circuit (IC) products, disappointed investor expectations for future sales growth. Its auto business is down and weakness in Europe is leading to an inventory build-up. Jennison thinks that Atmel is a good way to invest in the nascent adoption of touchscreen technology, as the market for touchscreen handsets should expand dramatically over the next few years. Tablets such as the iPad represent a strong growth opportunity, as do applications in automobiles, digital still cameras, GPS devices, and home entertainment settings, in Jennison’s view.

•	Shares of for-profit education providers have been volatile as an uncertain regulatory environment has created a lack of earnings potential. In an effort to

Prudential Jennison Mid-Cap Growth Fund, Inc.	9

Strategy and Performance Overview (continued)

better align its business model with new regulations, Apollo implemented several programs aimed at improving student retention. While these initiatives may benefit the company over the longer-term, the immediate impact was a 40% decline in new student enrollment. Given this significant change in company fundamentals and an uncertain outlook for the industry, Jennison eliminated the holding from the Fund.

•

Energy companies Forest Oil and Nabors Industries declined during the fiscal year. Natural gas and oil exploration and production company Forest Oil experienced low production from its Granite Wash wells in the U.S. and weather-related disruptions. Additionally, the spin-off via its Initial Public Offering (IPO) of Forest Oil’s Canadian business, Lone Pine Resources, went poorly and received a lower valuation than the company expected. The investment team was mildly encouraged by the results in the Eagle Ford Shale, which is an unconventional source of gas and oil and a focus for Forest Oil that should see an activity acceleration facilitated by the funds from the Lone Pine IPO; however, they eliminated the holding rather than wait for production to improve.

•

Nabors, a land drilling contractor, has materially underperformed over the past year. In Jennison’s view, the company executed poorly on its Superior Well Services pressure pumping acquisition and spent wastefully on international rig development. Given its poor performance relative to its peers, Jennison believes that Nabors should outperform due to its discounted valuation and international position that would insulate it against more volatile North American activity.

Were there significant changes to the portfolio?

Over the 12-month period, the manager reduced exposure to industrials and financials and increased energy and consumer discretionary holdings. Significant new positions were established in Noble Energy, O’Reilly Automotive, and Valeant Pharmaceuticals. Positions in other securities, such as Danaher, Thermo Fisher Scientific, and Ralcorp were eliminated.

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Comments on Largest Holdings

2.3%	Crown Castle International Corp., Wireless Telecommunication Services

Crown Castle leases towers and other wireless infrastructures in the U.S. and Australia. Jennison expects that the continued build-out of 4G and 3G data wireless networks will sustain strong tower leasing demand within Crown Castle’s portfolio, contributing to attractive free-cash-flow growth with potentially recurring leasing revenues.

2.3%	NII Holdings, Inc., Wireless Telecommunication Services

NII Holdings, formerly known as Nextel International, supports cellular phone, numeric and text messaging, two-way radio, and Internet access services in Latin America. The manager believes that key markets such as Brazil and Mexico will continue to drive subscriber and revenue growth. NII management has developed a detailed marketing strategy that Jennison believes will improve return on invested capital (ROIC). Furthermore, a cash-heavy balance sheet leaves the company in a strong financial position to fund the company’s planned capital expenditures.

2.2%	Dollar Tree, Inc., Multiline Retail

See Fund Activity section for Dollar Tree.

2.1%	Check Point Software Technologies Ltd., Software

See Fund Activity section for Check Point Software Technologies.

2.0%	American Tower Corp., Wireless Telecommunication Services

American Tower, operates 26,000 broadcast and communications towers, wireless towers, and distributed antenna systems. The company is planning to convert into a real estate investment trust (REIT) to benefit from U.S. tax laws. Jennison believes that the company is poised to benefit from strong demand trends, as client carriers pursue aggressive network upgrade plans.

Prudential Jennison Mid-Cap Growth Fund, Inc.	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2011, at the beginning of the period, and held through the six-month period ended August 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Mid-Cap Growth Fund, Inc.		Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Annualized Expense Ratio	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$953.80	1.12%	$5.52
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

Class B	Actual	$1,000.00	$950.60	1.82%	$8.95
	Hypothetical	$1,000.00	$1,016.03	1.82%	$9.25

Class C	Actual	$1,000.00	$950.30	1.82%	$8.95
	Hypothetical	$1,000.00	$1,016.03	1.82%	$9.25

Class L	Actual	$1,000.00	$953.40	1.32%	$6.50
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72

Class M	Actual	$1,000.00	$950.60	1.82%	$8.95
	Hypothetical	$1,000.00	$1,016.03	1.82%	$9.25

Class Q	Actual	$1,000.00	$956.40	0.61%	$3.01
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

Class R	Actual	$1,000.00	$952.90	1.32%	$6.50
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72

Prudential Jennison Mid-Cap Growth Fund, Inc.	13

Fees and Expenses (continued)

Prudential Jennison Mid-Cap Growth Fund, Inc.		Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Annualized Expense Ratio	Expenses Paid During the Six-Month Period*

Class X	Actual	$1,000.00	$950.80	1.82%	$8.95
	Hypothetical	$1,000.00	$1,016.03	1.82%	$9.25

Class Z	Actual	$1,000.00	$955.10	0.82%	$4.04
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2011, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

14	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of August 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.3%
COMMON STOCKS

Aerospace & Defense 0.9%
641,256	ITT Corp.	$30,357,059

Air Freight & Logistics 0.8%
588,809	Expeditors International of Washington, Inc.	26,790,809

Automobiles 0.5%
408,192	Harley-Davidson, Inc.	15,780,703

Beverages 0.3%
114,230	Hansen Natural Corp.(a)	9,746,104

Biotechnology 2.2%
618,668	Alexion Pharmaceuticals, Inc.(a)(b)	35,848,718
726,508	BioMarin Pharmaceutical, Inc.(a)(b)	21,493,739
394,515	United Therapeutics Corp.(a)	17,023,322

		74,365,779

Building Products 0.4%
501,267	Owens Corning(a)(b)	14,566,819

Capital Markets 2.1%
1,793,308	Eaton Vance Corp.	43,774,648
1,806,913	TD Ameritrade Holding Corp.	27,790,322

		71,564,970

Chemicals 3.6%
574,913	Albemarle Corp.	29,153,838
1,192,473	Ecolab, Inc.(b)	63,916,553
373,841	FMC Corp.	28,385,747

		121,456,138

Commercial Banks 0.5%
697,239	First Republic Bank(a)(b)	17,779,594

Commercial Services & Supplies 1.2%
1,285,615	Iron Mountain, Inc.(b)	41,833,912

Communications Equipment 3.0%
294,863	F5 Networks, Inc.(a)	24,066,718
1,357,256	Finisar Corp.(a)(b)	25,054,946

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	15

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
1,224,603	Juniper Networks, Inc.(a)	$25,630,941
1,045,155	Riverbed Technology, Inc.(a)(b)	25,898,941

		100,651,546

Computers & Peripherals 0.9%
793,432	NetApp, Inc.(a)(b)	29,848,912

Electrical Equipment 3.2%
1,302,644	AMETEK, Inc.	50,907,327
738,967	Roper Industries, Inc.	56,863,511

		107,770,838

Electronic Equipment & Instruments 2.0%
818,145	Amphenol Corp. (Class A Stock)(b)	38,436,452
1,136,272	FLIR Systems, Inc.	29,395,357

		67,831,809

Energy Equipment & Services 2.5%
882,912	Cameron International Corp.(a)	45,876,107
920,574	Nabors Industries Ltd.(a)	16,975,385
589,780	Rowan Cos., Inc.(a)	21,273,365

		84,124,857

Food & Staples Retailing 0.8%
388,820	Whole Foods Market, Inc.	25,673,785

Food Products 3.1%
550,544	Bunge Ltd.	35,625,702
481,510	JM Smucker Co. (The)	34,712,056
482,576	Mead Johnson Nutrition Co.	34,383,540

		104,721,298

Healthcare Equipment & Supplies 2.0%
361,450	CR Bard, Inc.	34,431,727
217,193	IDEXX Laboratories, Inc.(a)(b)	17,327,657
462,086	Neogen Corp.(a)(b)	16,043,626

		67,803,010

Healthcare Providers & Services 5.7%
798,919	DaVita, Inc.(a)	58,784,460

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
805,771	Henry Schein, Inc.(a)(b)	$53,108,366
432,388	Laboratory Corp. of America Holdings(a)(b)	36,117,370
1,029,712	Universal Health Services, Inc. (Class B Stock)	42,836,019

		190,846,215

Hotels, Restaurants & Leisure 5.2%
992,627	Darden Restaurants, Inc.	47,745,359
1,344,367	Tim Hortons, Inc.	64,287,630
1,117,382	Yum! Brands, Inc.	60,752,059

		172,785,048

Household Products 1.8%
1,398,484	Church & Dwight Co., Inc.	60,889,993

Insurance 1.0%
1,052,479	WR Berkley Corp.(b)	32,511,076

Internet Software & Services 1.6%
1,672,524	VeriSign, Inc.	52,099,123

IT Services 2.7%
520,492	Alliance Data Systems Corp.(a)(b)	48,619,158
459,984	Gartner, Inc.(a)	16,384,630
471,241	Teradata Corp.(a)	24,674,179

		89,677,967

Life Sciences Tools & Services 2.3%
838,585	Agilent Technologies, Inc.(a)	30,918,629
580,573	Waters Corp.(a)(b)	46,370,365

		77,288,994

Machinery 1.2%
1,086,507	IDEX Corp.	40,396,330

Metals & Mining 2.3%
172,174	Agnico-Eagle Mines Ltd.	11,893,780
933,603	Eldorado Gold Corp.(b)	18,541,356
604,143	Reliance Steel & Aluminum Co.	25,035,686
526,904	Silver Wheaton Corp.	20,875,936

		76,346,758

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	17

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multiline Retail 3.3%
1,049,139	Dollar Tree, Inc.(a)	$74,929,507
766,282	Nordstrom, Inc.	34,835,180

		109,764,687

Oil, Gas & Consumable Fuels 6.5%
364,040	Cimarex Energy Co.	25,879,604
1,277,008	Cobalt International Energy, Inc.(a)(b)	12,348,667
378,799	Concho Resources, Inc.(a)	32,936,573
2,195,946	Denbury Resources, Inc.(a)	35,025,339
497,620	Noble Energy, Inc.	43,969,703
175,335	Range Resources Corp.(b)	11,354,694
1,488,482	Southwestern Energy Co.(a)	56,487,892

		218,002,472

Pharmaceuticals 2.9%
585,216	Perrigo Co.	55,443,364
921,373	Valeant Pharmaceuticals International, Inc.(b)	41,443,357

		96,886,721

Professional Services 1.7%
256,831	IHS, Inc. (Class A Stock)(a)(b)	19,927,517
1,587,801	Robert Half International, Inc.	37,980,200

		57,907,717

Real Estate Investment Trust 1.6%
2,881,513	Annaly Capital Management, Inc.(b)	52,241,831

Road & Rail 0.7%
561,408	JB Hunt Transport Services, Inc.	22,562,988

Semiconductors & Semiconductor Equipment 4.3%
851,204	Altera Corp.	30,975,314
1,221,562	Broadcom Corp. (Class A Stock)	43,548,685
1,295,208	Maxim Integrated Products, Inc.	29,854,544
1,263,469	Xilinx, Inc.	39,344,425

		143,722,968

Software 6.2%
1,063,021	Ariba, Inc.(a)	28,839,760
1,296,525	Check Point Software Technologies Ltd.(a)(b)	70,582,821

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
677,171	Intuit, Inc.(a)	$33,404,845
824,166	Red Hat, Inc.(a)	32,587,524
191,860	Salesforce.com, Inc.(a)	24,701,975
722,010	SuccessFactors, Inc.(a)	16,866,153

		206,983,078

Specialty Retail 7.0%
900,883	Bed Bath & Beyond, Inc.(a)	51,224,207
561,131	Guess?, Inc.	19,140,179
653,648	O’Reilly Automotive, Inc.(a)(b)	42,408,682
705,694	Ross Stores, Inc.	54,003,233
980,512	TJX Cos., Inc.	53,555,566
442,745	Williams-Sonoma, Inc.	14,659,287

		234,991,154

Textiles, Apparel & Luxury Goods 2.5%
361,027	Deckers Outdoor Corp.(a)(b)	32,116,962
751,436	PVH Corp.	50,090,724

		82,207,686

Trading Companies & Distributors 1.2%
1,161,439	Fastenal Co.(b)	38,884,978

Wireless Telecommunication Services 6.6%
1,264,770	American Tower Corp. (Class A Stock)(a)	68,120,512
1,783,207	Crown Castle International Corp.(a)	77,444,680
1,990,527	NII Holdings, Inc.(a)	76,695,006

		222,260,198

	Total long-term investments (cost $2,741,664,772)	3,291,925,924

SHORT-TERM INVESTMENT 16.9%

Affiliated Money Market Mutual Fund
565,851,917	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $565,851,917; includes $506,283,816 of cash collateral received for securities on loan) (Note 3)(c)(d)	565,851,917

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	19

Portfolio of Investments

as of August 31, 2011 continued

Description	Value (Note 1)

Total Investments 115.2% (cost $3,307,516,689; Note 5)	$3,857,777,841
Liabilities in excess of other assets (15.2)%	(507,886,809)

Net Assets 100.0%	$3,349,891,032

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $496,314,903; cash collateral of $506,283,816 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,291,925,924	$—	$—
Affiliated Money Market Mutual Fund	565,851,917	—	—

Total	$3,857,777,841	$—	$—

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2011 were as follows:

Affiliated Money Market Mutual Fund (including 15.1% of collateral received for securities on loan)	16.9%
Specialty Retail	7.0
Wireless Telecommunication Services	6.6
Oil, Gas & Consumable Fuels	6.5
Software	6.2
Healthcare Providers & Services	5.7
Hotels, Restaurants & Leisure	5.2
Semiconductors & Semiconductor Equipment	4.3
Chemicals	3.6
Multiline Retail	3.3
Electrical Equipment	3.2
Food Products	3.1
Communications Equipment	3.0
Pharmaceuticals	2.9
IT Services	2.7
Energy Equipment & Services	2.5
Textiles, Apparel & Luxury Goods	2.5
Life Sciences Tools & Services	2.3
Metals & Mining	2.3
Biotechnology	2.2
Capital Markets	2.1
Electronic Equipment & Instruments	2.0
Healthcare Equipment & Supplies	2.0
Household Products	1.8
Professional Services	1.7
Internet Software & Services	1.6
Real Estate Investment Trust	1.6
Commercial Services & Supplies	1.2
Machinery	1.2
Trading Companies & Distributors	1.2
Insurance	1.0
Aerospace & Defense	0.9
Computers & Peripherals	0.9
Air Freight & Logistics	0.8
Food & Staples Retailing	0.8
Road & Rail	0.7
Automobiles	0.5
Commercial Banks	0.5
Building Products	0.4
Beverages	0.3

115.2
Liabilities in excess of other assets	(15.2)

100.0%

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	21

Statement of Assets and Liabilities

as of August 31, 2011

Assets
Investments at value, including securities on loan of $496,314,903:
Unaffiliated Investments (cost $2,741,664,772)	$3,291,925,924
Affiliated Investments (cost $565,851,917)	565,851,917
Cash	20,218
Receivable for Fund shares sold	9,943,368
Receivable for investments sold	7,147,501
Dividends receivable	2,263,750
Prepaid expenses	81,014

Total assets	3,877,233,692

Liabilities
Payable to broker for collateral for securities on loan	506,283,816
Payable for Fund shares reacquired	12,674,578
Payable for investments purchased	5,076,965
Management fee payable	1,533,600
Accrued expenses	886,625
Distribution fee payable	623,105
Affiliated transfer agent fee payable	261,079
Deferred trustees’ fees	2,892

Total liabilities	527,342,660

Net Assets	$3,349,891,032

Net assets were comprised of:
Common stock, at par	$121,134
Paid-in capital in excess of par	2,818,106,133

2,818,227,267
Undistributed net investment income	7,757,562
Accumulated net realized loss on investments	(26,354,949)
Net unrealized appreciation on investments	550,261,152

Net assets, August 31, 2011	$3,349,891,032

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($1,693,618,134 ÷ 61,724,893 shares of common stock issued and outstanding)	$27.44
Maximum sales charge (5.50% of offering price)	1.60

Maximum offering price to public	$29.04

Class B
Net asset value, offering price and redemption price per share ($38,267,564 ÷ 1,564,629 shares of common stock issued and outstanding)	$24.46

Class C
Net asset value, offering price and redemption price per share ($121,908,423 ÷ 4,983,447 shares of common stock issued and outstanding)	$24.46

Class L
Net asset value, offering price and redemption price per share ($9,816,109 ÷ 360,985 shares of common stock issued and outstanding)	$27.19

Class M
Net asset value, offering price and redemption price per share ($1,480,104 ÷ 60,572 shares of common stock issued and outstanding)	$24.44

Class Q
Net asset value, offering price and redemption price per share ($160,510,846 ÷ 5,629,479 shares of common stock issued and outstanding)	$28.51

Class R
Net asset value, offering price and redemption price per share ($171,847,931 ÷ 6,341,318 shares of common stock issued and outstanding)	$27.10

Class X
Net asset value, offering price and redemption price per share ($1,861,159 ÷ 75,887 shares of common stock issued and outstanding)	$24.53

Class Z
Net asset value, offering price and redemption price per share ($1,150,580,762 ÷ 40,393,045 shares of common stock issued and outstanding)	$28.48

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	23

Statement of Operations

Year Ended August 31, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $238,461)	$37,368,374
Affiliated income from securities loaned, net	553,575
Affiliated dividend income	153,633

Total income	38,075,582

Expenses
Management fee	16,707,096
Distribution fee—Class A	4,953,995
Distribution fee—Class B	430,110
Distribution fee—Class C	1,249,136
Distribution fee—Class L	53,560
Distribution fee—Class M	30,766
Distribution fee—Class R	771,599
Distribution fee—Class X	26,060
Transfer agent’s fees and expenses (including affiliated expense of $1,290,000) (Note 3)	5,247,000
Custodian’s fees and expenses	337,000
Registration fees	262,000
Reports to shareholders	204,000
Tax expense	153,000
Trustees’ fees	78,000
Legal fees and expenses	54,000
Insurance expenses	49,000
Audit fee	27,000
Miscellaneous	29,356

Total expenses	30,662,678

Net investment income	7,412,904

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	117,596,796
Net change in unrealized appreciation (depreciation) on investments	325,122,672

Net gain on investments	442,719,468

Net Increase In Net Assets Resulting From Operations	$450,132,372

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$7,412,904	$456,518
Net realized gain on investments	117,596,796	69,454,107
Net change in unrealized appreciation (depreciation) on investments	325,122,672	46,857,525

Net increase in net assets resulting from operations	450,132,372	116,768,150

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	—	(1,376,904)
Class L	—	(3,380)
Class R	—	(14,602)
Class Z	—	(1,366,944)

	—	(2,761,830)

Distributions in excess of net investment income:
Class A	—	(670,666)
Class L	—	(1,646)
Class R	—	(7,112)
Class Z	—	(665,815)

	—	(1,345,239)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,696,383,826	1,141,614,458
Net asset value of shares issued in reinvestment of dividends	—	3,285,276
Cost of shares reacquired	(796,054,183)	(567,953,476)

Net increase in net assets from Fund share transactions	900,329,643	576,946,258

Capital Contributions (Note 6)
Proceeds from regulatory settlement	28,766	2,724,527

Total increase	1,350,490,781	692,331,866

Net Assets:
Beginning of year	1,999,400,251	1,307,068,385

End of year(a)	$3,349,891,032	$1,999,400,251

(a) Includes undistributed net investment income of:	$7,757,562	$—

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	25

Notes to Financial Statements

Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Fund”) is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s investment objective is to achieve long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition

26	Visit our website at www.prudentialfunds.com

of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or

Prudential Jennison Mid-Cap Growth Fund, Inc.	27

Notes to Financial Statements

continued

losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

28	Visit our website at www.prudentialfunds.com

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60% of the Fund’s average daily net assets up to $1 billion and .55% of the average daily net assets in excess of $1 billion. The effective management fee rate was .57% for the year ended August 31, 2011. For the period June 16, 2006 to June 17, 2007, the Manager had contractually agreed to waive up to .08% of the Fund’s management fee so that the Fund’s operating expenses during such period, exclusive of taxes, interest, brokerage, distribution fees and non-routine expenses do not exceed .83% of the Fund’s average daily net assets. Effective March 2, 2007 through September 30, 2008, such waiver has been amended to up to .06% for such adjusted operating expenses in excess of .89%.

Prudential Jennison Mid-Cap Growth Fund, Inc.	29

Notes to Financial Statements

continued

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class Q, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class Q, Class R, Class X and Class Z shares, pursuant to plans of distribution (the “Class A, B, C, L, M, Q, R, X and Z Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M, Q, R, X and Z Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares through December 31, 2012.

PIMS has advised the Fund that it received $470,166 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended August 31, 2011, it received $4,980, $75,884, $16,362, $600 and $544 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2011, PIM has been compensated approximately $165,400 for these services.

30	Visit our website at www.prudentialfunds.com

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2011 were $2,173,669,377 and $1,288,451,129, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par. For the year ended August 31, 2011, the adjustments were to increase undistributed net investment income by $358,811, decrease accumulated net realized loss on investments by $20,265 and decrease paid-in capital in excess of par by $379,076 primarily due to nondeductible expenses, adjustments due to investments in real estate investment trusts and other book to tax differences. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended August 31, 2011, there were no distributions paid by the Fund. For the year ended August 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $4,107,069 of ordinary income.

As of August 31, 2011, the accumulated undistributed earnings on a tax basis were $7,466,458 of ordinary income and $18,848,904 of capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$3,336,822,226	$612,426,657	$91,471,042	$520,955,615

Prudential Jennison Mid-Cap Growth Fund, Inc.	31

Notes to Financial Statements

continued

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other tax adjustment.

For federal tax purposes, the Fund had a capital loss carryforward as of August 31, 2011 of approximately $15,604,000 which expires in 2016. Certain portions of the capital loss carryforward was assumed by the Fund as a result of an acquisition. Utilization of this capital loss carryforward was limited in accordance with income tax regulations. The Fund utilized approximately $95,768,000 of its capital loss carryforward to offset net taxable gains realized in the year ended August 31, 2011. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class Q, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are

32	Visit our website at www.prudentialfunds.com

sold with a CDSC of 1% during the first 12 months. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund and Class Z shares to Class A or Class Q shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years and ten years after purchase respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Prudential Investment Funds. Class X shares are closed to new purchases. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.001 par value common stock authorized divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class Q, Class R, Class X and Class Z, which consists of 800 million, 300 million, 300 million, 25 million, 25 million, 200 million, 100 million, 25 million and 225 million authorized shares, respectively.

During the fiscal years ended August 31, 2011 and 2010, the Fund received $28,766 and $2,724,527, respectively, related to settlements of regulatory proceedings involving allegations of improper trading in Fund shares. The amounts relating to an unaffiliated-third party and to a former affiliate were $28,766 and $2,724,527, respectively. The total amount is presented in the Fund’s Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

Prudential Jennison Mid-Cap Growth Fund, Inc.	33

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2011:
Shares sold	24,026,182	$661,071,289
Shares reacquired	(15,691,091)	(433,566,301)

Net increase (decrease) in shares outstanding before conversion	8,335,091	227,504,988
Shares issued upon conversion from Class B, Class M, Class X and Class Z	502,715	13,723,742
Shares reacquired upon conversion into Class Z	(1,179,662)	(34,331,062)

Net increase (decrease) in shares outstanding	7,658,144	$206,897,668

Year ended August 31, 2010:
Shares sold	27,993,474	$645,605,411
Shares issued in reinvestment of dividends and distributions	82,069	1,815,369
Shares reacquired	(12,273,807)	(281,298,385)

Net increase (decrease) in shares outstanding before conversion	15,801,736	366,122,395
Shares issued upon conversion from Class B, Class M and Class X	516,636	11,791,560

Net increase (decrease) in shares outstanding	16,318,372	$377,913,955

Class B
Year ended August 31, 2011:
Shares sold	246,419	$6,102,970
Shares reacquired	(252,416)	(6,229,784)

Net increase (decrease) in shares outstanding before conversion	(5,997)	(126,814)
Shares reacquired upon conversion into Class A	(385,366)	(9,361,993)

Net increase (decrease) in shares outstanding	(391,363)	$(9,488,807)

Year ended August 31, 2010:
Shares sold	319,999	$6,603,475
Shares reacquired	(490,600)	(10,116,174)

Net increase (decrease) in shares outstanding before conversion	(170,601)	(3,512,699)
Shares reacquired upon conversion into Class A	(302,369)	(6,175,869)

Net increase (decrease) in shares outstanding	(472,970)	$(9,688,568)

34	Visit our website at www.prudentialfunds.com

Class C	Shares	Amount
Year ended August 31, 2011:
Shares sold	993,293	$24,621,854
Shares reacquired	(978,862)	(24,200,183)

Net increase (decrease) in shares outstanding before conversion	14,431	421,671
Shares reacquired upon conversion into Class Z	(4,995)	(118,313)

Net increase (decrease) in shares outstanding	9,436	$303,358

Year ended August 31, 2010:
Shares sold	1,355,520	$27,942,639
Shares reacquired	(826,343)	(17,052,492)

Net increase (decrease) in shares outstanding	529,177	$10,890,147

Class L
Year ended August 31, 2011:
Shares sold	912	$31,477
Shares reacquired	(62,590)	(1,728,236)

Net increase (decrease) in shares outstanding	(61,678)	$(1,696,759)

Year ended August 31, 2010:
Shares sold	2,321	$51,071
Shares issued in reinvestment of dividends and distributions	221	4,871
Shares reacquired	(82,233)	(1,875,952)

Net increase (decrease) in shares outstanding	(79,691)	$(1,820,010)

Class M
Year ended August 31, 2011:
Shares sold	1,142	$27,718
Shares reacquired	(24,712)	(607,373)

Net increase (decrease) in shares outstanding before conversion	(23,570)	(579,655)
Shares reacquired upon conversion into Class A	(120,193)	(2,987,143)

Net increase (decrease) in shares outstanding	(143,763)	$(3,566,798)

Year ended August 31, 2010:
Shares sold	5,174	$103,386
Shares reacquired	(75,045)	(1,534,151)

Net increase (decrease) in shares outstanding before conversion	(69,871)	(1,430,765)
Shares reacquired upon conversion into Class A	(214,357)	(4,421,953)

Net increase (decrease) in shares outstanding	(284,228)	$(5,852,718)

Class Q
Period ended August 31, 2011*:
Shares sold	864,047	$25,711,637
Shares reacquired	(882,589)	(25,609,794)

Net increase (decrease) in shares outstanding before conversion	(18,542)	101,843
Shares issued upon conversion from Class Z	5,648,021	176,341,386

Net increase (decrease) in shares outstanding	5,629,479	$176,443,229

Prudential Jennison Mid-Cap Growth Fund, Inc.	35

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended August 31, 2011:
Shares sold	3,808,720	$103,881,907
Shares reacquired	(1,801,574)	(49,666,053)

Net increase (decrease) in shares outstanding	2,007,146	$54,215,854

Year ended August 31, 2010:
Shares sold	3,828,136	$86,982,713
Shares issued in reinvestment of dividends and distributions	784	17,205
Shares reacquired	(930,221)	(21,262,263)

Net increase (decrease) in shares outstanding	2,898,699	$65,737,655

Class X
Year ended August 31, 2011:
Shares sold	442	$10,980
Shares reacquired	(18,219)	(448,843)

Net increase (decrease) in shares outstanding before conversion	(17,777)	(437,863)
Shares reacquired upon conversion into Class A	(54,548)	(1,334,579)

Net increase (decrease) in shares outstanding	(72,325)	$(1,772,442)

Year ended August 31, 2010:
Shares sold	2,228	$45,350
Shares reacquired	(36,771)	(761,797)

Net increase (decrease) in shares outstanding before conversion	(34,543)	(716,447)
Shares reacquired upon conversion into Class A	(56,953)	(1,193,738)

Net increase (decrease) in shares outstanding	(91,496)	$(1,910,185)

Class Z
Year ended August 31, 2011:
Shares sold	30,249,478	$874,923,994
Shares reacquired	(8,822,852)	(253,997,616)

Net increase (decrease) in shares outstanding before conversion	21,426,626	620,926,378
Shares issued upon conversion from Class A and Class C	1,141,939	34,449,375
Shares reacquired upon conversion into Class A and Class Q	(5,651,034)	(176,381,413)

Net increase (decrease) in shares outstanding	16,917,531	$478,994,340

Year ended August 31, 2010:
Shares sold	15,771,209	$374,280,413
Shares issued in reinvestment of dividends and distributions	63,362	1,447,831
Shares reacquired	(9,804,799)	(234,052,262)

Net increase (decrease) in shares outstanding	6,029,772	$141,675,982

*	Commencement of offering was January 18, 2011.

36	Visit our website at www.prudentialfunds.com

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of .10% of the unused portion of the SCA. Prior to December 17, 2010, the companies had another syndicated credit agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment of 0.15% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended August 31, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Jennison Mid-Cap Growth Fund, Inc.	37

Financial Highlights

Class A Shares
	Year Ended August 31,							Ten Months Ended August 31,		Year Ended October 31,
	2011(a)		2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$22.31		$20.24	$23.98		$24.49		$21.33		$18.52
Income (loss) from investment operations:
Net investment income (loss)	.06		- (c)	.05		(.06)		(.04)		(.04)
Net realized and unrealized gain (loss) on investment transactions	5.07		2.08	(3.79)		(.45)		3.20		2.85
Total from investment operations	5.13		2.08	(3.74)		(.51)		3.16		2.81
Less Dividends and Distributions:
Dividends from net investment income	-		(.03)	-		-		-		-
Distributions in excess of net investment income	-		(.02)	-		-		-		-
Total dividends and distributions	-		(.05)	-		-		-		-
Capital Contributions (Note 6)	-	(c)	.04	-		-		-		-
Net asset value, end of year	$27.44		$22.31	$20.24		$23.98		$24.49		$21.33
Total Return(d):	22.99%		10.48%	(15.60)%		(2.08)%		14.81%		15.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,693,618		$1,206,308	$764,082		$576,767		$429,993		$352,670
Average net assets (000)	$1,651,332		$1,050,256	$533,585		$521,772		$395,762		$336,747
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.09%	(j)	1.12%	1.21%	(f)	1.19%	(f)(g)	1.08%	(g)(h)	1.16%	(g)
Expenses, excluding distribution and service (12b-1) fees	.79%	(j)	.82%	.91%	(f)	.91%	(f)	.83%	(h)	.91%
Net investment income (loss)	.22%		.01%	.28%	(f)	(.23)%	(f)	(.21)%	(h)	(.18)%
For Class A, B, C, L, M, Q, R, X and Z shares:
Portfolio turnover rate	45%		49%	59%		76%		62%	(i)	86%

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Less than $.005 per share.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.21% for the year ended August 31, 2009 and 1.19% for the year ended August 31, 2008. The net investment income (loss) ratios would have been .28% for the year ended August 31, 2009, and (.23%) for the year ended August 31, 2008.

(g) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 29, 2008.

(h) Annualized.

(i) Not annualized.

(j) Includes tax expense of .01%.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended August 31,							Ten Months Ended August 31,		Year Ended October 31,
	2011(a)		2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.03		$18.26	$21.78		$22.40		$19.63		$17.17
Income (loss) from investment operations:
Net investment loss	(.11)		(.14)	(.06)		(.21)		(.17)		(.18)
Net realized and unrealized gain (loss) on investment transactions	4.54		1.88	(3.46)		(.41)		2.94		2.64
Total from investment operations	4.43		1.74	(3.52)		(.62)		2.77		2.46
Capital Contributions (Note 6)	-	(c)	.03	-		-		-		-
Net asset value, end of year	$24.46		$20.03	$18.26		$21.78		$22.40		$19.63
Total Return(d):	22.12%		9.69%	(16.16)%		(2.77)%		14.11%		14.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$38,268		$39,174	$44,341		$67,165		$94,869		$88,552
Average net assets (000)	$43,011		$44,611	$41,105		$87,720		$94,680		$102,115
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.79%	(h)	1.82%	1.91%	(f)	1.91%	(f)	1.83%	(g)	1.91%
Expenses, excluding distribution and service (12b-1) fees	.79%	(h)	.82%	.91%	(f)	.91%	(f)	.83%	(g)	.91%
Net investment loss	(.46)%		(.67)%	(.37)%	(f)	(.95)%	(f)	(.95)%	(g)	(.91)%

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Less than $.005 per share.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.91% for the year ended August 31, 2009 and 1.91% for the year ended August 31, 2008. The net investment loss ratios would have been (.38%) for the year ended August 31, 2009, and (.96%) for the year ended August 31, 2008.

(g) Annualized.

(h) Includes tax expense of .01%.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	39

Financial Highlights

continued

Class C Shares
	Year Ended August 31,							Ten Months Ended August 31,		Year Ended October 31,
	2011(a)		2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.03		$18.26	$21.79		$22.41		$19.63		$17.17
Income (loss) from investment operations:
Net investment loss	(.12)		(.14)	(.06)		(.21)		(.17)		(.18)
Net realized and unrealized gain (loss) on investment transactions	4.55		1.88	(3.47)		(.41)		2.95		2.64
Total from investment operations	4.43		1.74	(3.53)		(.62)		2.78		2.46
Capital Contributions (Note 6)	-	(c)	.03	-		-		-		-
Net asset value, end of year	$24.46		$20.03	$18.26		$21.79		$22.41		$19.63
Total Return(d):	22.12%		9.69%	(16.20)%		(2.77)%		14.11%		14.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$121,908		$99,639	$81,162		$80,749		$73,977		$41,185
Average net assets (000)	$124,914		$98,990	$62,905		$85,016		$61,516		$36,947
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.79%	(h)	1.82%	1.91%	(f)	1.91%	(f)	1.83%	(g)	1.91%
Expenses, excluding distribution and service (12b-1) fees	.79%	(h)	.82%	.91%	(f)	.91%	(f)	.83%	(g)	.91%
Net investment loss	(.47)%		(.67)%	(.39)%	(f)	(.96)%	(f)	(.93)%	(g)	(.95)%

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Less than $.005 per share.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.91% for the year ended August 31, 2009 and 1.91% for the year ended August 31, 2008. The net investment loss ratios would have been (.39%) for the year ended August 31, 2009, and (.96%) for the year ended August 31, 2008.

(g) Annualized.

(h) Includes tax expense of .01%.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class L Shares
	Year Ended August 31,							Ten Months Ended August 31,		June 12, 2006(c) through October 31,
	2011(a)		2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$22.15		$20.10	$23.87		$24.42		$21.31		$20.23
Income (loss) from investment operations:
Net investment income (loss)	.01		(.04)	.02		(.11)		(.08)		(.05)
Net realized and unrealized gain (loss) on investment transactions	5.03		2.07	(3.79)		(.44)		3.19		1.13
Total from investment operations	5.04		2.03	(3.77)		(.55)		3.11		1.08
Less Dividends and Distributions:
Dividends from net investment income	-		(.01)	-		-		-		-
Distributions in excess of net investment income	-		- (d)	-		-		-		-
Total dividends and distributions	-		(.01)	-		-		-		-
Capital Contributions (Note 6)	-	(d)	.03	-		-		-		-
Net asset value, end of year	$27.19		$22.15	$20.10		$23.87		$24.42		$21.31
Total Return(e):	22.75%		10.25%	(15.79)%		(2.25)%		14.59%		5.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,816		$9,364	$10,099		$15,418		$19,558		$5,025
Average net assets (000)	$10,712		$10,509	$9,874		$17,445		$14,140		$4,900
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.29%	(i)	1.32%	1.41%	(g)	1.41%	(g)	1.33%	(h)	1.41%	(h)
Expenses, excluding distribution and service (12b-1) fees	.79%	(i)	.82%	.91%	(g)	.91%	(g)	.83%	(h)	.91%	(h)
Net investment income (loss)	.04%		(.16)%	.14%	(g)	(.46)%	(g)	(.38)%	(h)	(.71)%	(h)

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Inception date of Class L shares.

(d) Less than $.005 per share.

(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

(g) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.41% for the year ended August 31, 2009 and 1.41% for the year ended August 31, 2008. The net investment income (loss) ratios would have been .14% for the year ended August 31, 2009, and (.46%) for the year ended August 31, 2008.

(h) Annualized.

(i) Includes tax expense of .01%.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	41

Financial Highlights

continued

Class M Shares
	Year Ended August 31,							Ten Months Ended August 31,		June 12, 2006(c) through October 31,
	2011(a)		2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.01		$18.24	$21.77		$22.39		$19.61		$18.67
Income (loss) from investment operations:
Net investment loss	(.09)		(.13)	(.05)		(.21)		(.17)		(.08)
Net realized and unrealized gain (loss) on investment transactions	4.52		1.88	(3.48)		(.41)		2.95		1.02
Total from investment operations	4.43		1.75	(3.53)		(.62)		2.78		.94
Capital Contributions (Note 6)	-	(d)	.02	-		-		-		-
Net asset value, end of year	$24.44		$20.01	$18.24		$21.77		$22.39		$19.61
Total Return(e):	22.14%		9.70%	(16.21)%		(2.77)%		14.13%		5.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,480		$4,089	$8,912		$24,023		$46,713		$11,836
Average net assets (000)	$3,077		$6,774	$11,930		$36,103		$34,765		$11,540
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.79%	(i)	1.82%	1.91%	(g)	1.91%	(g)	1.83%	(h)	1.91%	(h)
Expenses, excluding distribution and service (12b-1) fees	.79%	(i)	.82%	.91%	(g)	.91%	(g)	.83%	(h)	.91%	(h)
Net investment loss	(.37)%		(.64)%	(.33)%	(g)	(.95)%	(g)	(.88)%	(h)	(1.20)%	(h)

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Inception date of Class M shares.

(d) Less than $.005 per share.

(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

(g) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.91% for the year ended August 31, 2009 and 1.91% for the year ended August 31, 2008. The net investment loss ratios would have been (.33%) for the year ended August 31, 2009, and (.96%) for the year ended August 31, 2008.

(h) Annualized.

(i) Includes tax expense of .01%.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class Q Shares
	January 18, 2011(a) through August 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$28.95
Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized loss on investment transactions	(.56)
Total from investment operations	(.44)
Capital Contributions (Note 6)	-	(c)
Net asset value, end of period	$28.51
Total Return(d):	(1.52)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$160,511
Average net assets (000)	$97,743
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.61%	(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.61%	(f)(g)
Net investment income	.60%	(f)

(a) Inception date of Class Q shares.

(b) Calculated based on average shares outstanding during the period.

(c) Less than $.005 per share.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Annualized.

(g) Includes tax expense of .01%.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	43

Financial Highlights

continued

Class R Shares
	Year Ended August 31,							Ten Months Ended August 31,		Year Ended October 31,
	2011(a)		2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$22.08		$20.04	$23.79		$24.35		$21.24		$18.49
Income (loss) from investment operations:
Net investment loss	-	(c)	(.05)	-	(c)	(.11)		(.09)		(.07)
Net realized and unrealized gain (loss) on investment transactions	5.02		2.06	(3.75)		(.45)		3.20		2.82
Total from investment operations	5.02		2.01	(3.75)		(.56)		3.11		2.75
Less Dividends and Distributions:
Dividends from net investment income	-		(.01)	-		-		-		-
Distributions in excess of net investment income	-		- (c)	-		-		-		-
Total dividends and distributions	-		(.01)	-		-		-		-
Capital Contributions (Note 6)	-	(c)	.04	-		-		-		-
Net asset value, end of year	$27.10		$22.08	$20.04		$23.79		$24.35		$21.24
Total Return(d):	22.74%		10.23%	(15.76)%		(2.30)%		14.64%		14.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$171,848		$95,701	$28,761		$5,722		$1,217		$22
Average net assets (000)	$154,320		$69,420	$12,128		$3,157		$648		$4
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.29%	(i)	1.32%	1.41%	(g)	1.41%	(g)	1.33%	(h)	1.41%
Expenses, excluding distribution and service (12b-1) fees	.79%	(i)	.82%	.91%	(g)	.91%	(g)	.83%	(h)	.91%
Net investment loss	.01%		(.21)%	(.02)%	(g)	(.45)%	(g)	(.45)%	(h)	(.45)%

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Less than $.005 per share.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(g) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.41% for the year ended August 31, 2009 and 1.41% for the year ended August 31, 2008. The net investment loss ratios would have been (.02%) for the year ended August 31, 2009, and (.46%) for the year ended August 31, 2008.

(h) Annualized.

(i) Includes tax expense of .01%.

See Notes to Financial Statements.

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Class X Shares
	Year Ended August 31,							Ten Months Ended August 31,		June 12, 2006(c) through October 31,
	2011(a)		2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.08		$18.31	$21.84		$22.40		$19.63		$18.67
Income (loss) from investment operations:
Net investment loss	(.10)		(.13)	(.06)		(.17)		(.17)		(.09)
Net realized and unrealized gain (loss) on investment transactions	4.55		1.87	(3.47)		(.39)		2.94		1.05
Total from investment operations	4.45		1.74	(3.53)		(.56)		2.77		.96
Capital Contributions (Note 6)	-	(d)	.03	-		-		-		-
Net asset value, end of year	$24.53		$20.08	$18.31		$21.84		$22.40		$19.63
Total Return(e):	22.16%		9.67%	(16.16)%		(2.50)%		14.11%		5.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,861		$2,976	$4,388		$7,481		$9,450		$1,458
Average net assets (000)	$2,606		$4,024	$4,567		$8,598		$6,373		$1,448
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.79%	(i)	1.82%	1.91%	(g)	1.69%	(g)	1.83%	(h)	1.91%	(h)
Expenses, excluding distribution and service (12b-1) fees	.79%	(i)	.82%	.91%	(g)	.91%	(g)	.83%	(h)	.91%	(h)
Net investment loss	(.42)%		(.65)%	(.36)%	(g)	(.74)%	(g)	(.87)%	(h)	(1.20)%	(h)

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Inception date of Class X shares.

(d) Less than $.005 per share.

(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

(g) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.91% for the year ended August 31, 2009 and 1.69% for the year ended August 31, 2008. The net investment loss ratios would have been (.36%) for the year ended August 31, 2009, and (.74%) for the year ended August 31, 2008.

(h) Annualized.

(i) Includes tax expense of .01%.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	45

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,							Ten Months Ended August 31,		Year Ended October 31,
	2011(a)		2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$23.09		$20.94	$24.74		$25.19		$21.88		$18.95
Income (loss) from investment operations:
Net investment income	.14		.07	.10		.01		.01		.02
Net realized and unrealized gain (loss) on investment transactions	5.25		2.16	(3.90)		(.46)		3.30		2.91
Total from investment operations	5.39		2.23	(3.80)		(.45)		3.31		2.93
Less Dividends and Distributions:
Dividends from net investment income	-		(.07)	-		-		-		-
Distributions in excess of net investment income	-		(.04)	-		-		-		-
Total dividends and distributions	-		(.11)	-		-		-		-
Capital Contributions (Note 6)	-	(c)	.03	-		-		-		-
Net asset value, end of year	$28.48		$23.09	$20.94		$24.74		$25.19		$21.88
Total Return(d):	23.34%		10.79%	(15.36)%		(1.79)%		15.13%		15.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,150,581		$542,149	$365,324		$202,444		$187,974		$159,855
Average net assets (000)	$896,253		$484,618	$219,585		$196,477		$177,560		$160,261
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.79%	(h)	.82%	.91%	(f)	.91%	(f)	.83%	(g)	.91%
Expenses, excluding distribution and service (12b-1) fees	.79%	(h)	.82%	.91%	(f)	.91%	(f)	.83%	(g)	.91%
Net investment income	.47%		.31%	.57%	(f)	.04%	(f)	.03%	(g)	.07%

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Less than $.005 per share.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .91% for the year ended August 31, 2009 and ..91% for the year ended August 31, 2008. The net investment income ratios would have been .57% for the year ended August 31, 2009, and .04% for the year ended August 31, 2008.

(g) Annualized.

(h) Includes tax expense of .01%.

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Mid-Cap Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Mid-Cap Growth Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period ended August 31, 2011, for the ten-month period ended August 31, 2007 and the year ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period ended August 31, 2011, for the ten-month period ended August 31, 2007 and the year ended October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2011

Prudential Jennison Mid-Cap Growth Fund, Inc.	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1996; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott B. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Mid-Cap Growth Fund, Inc.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1996; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

Prudential Jennison Mid-Cap Growth Fund, Inc.

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail and Institutional Mid-Cap Growth Funds Performance Universe)1 was in the second quartile for the three-, five-, and 10-year periods, and in the fourth quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark index for the three-, five-, and 10-year periods, though it underperformed its benchmark index over the one-year period. The Board concluded that, in light of the Fund’s competitive performance over longer time periods, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the

[1]

The Fund was compared to the Lipper Mid-Cap Growth Funds Performance Universe, although Lipper classifies the Fund in the Multi-Cap Growth Funds Performance Universe. The Lipper Mid-Cap Growth Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Approval of Advisory Agreements (continued)

profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

SHARE CLASS	A	B	C	L	M	Q	R	X	Z
NASDAQ	PEEAX	PEEBX	PEGCX	N/A	N/A	PJGQX	JDERX	N/A	PEGZX
CUSIP	74441C105	74441C204	74441C303	74441C402	74441C501	74441C881	74441C600	74441C709	74441C808

MF173E    0211402-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2011 and August 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $26,500 and $21,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Mid-Cap Growth Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	October 19, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 19, 2011